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                                                                  Exhibit 10.3.2

                           [LETTERHEAD OF IGI, Inc.]

August 3, 1999

Mr. William Forster
CEO and President
IMX Pharmaceuticals, Inc.
2295 Corporate Boulevard
Boca Raton, Florida  33431

Dear Bill:

      I am writing on behalf of IGI, Inc. ("IGI"), to set forth my understanding of the terms upon which IGI is to return to IMX Pharmaceuticals, Inc. ("IMX") the 100,000 shares of common stock of IMX now held by IGI (the "Shares").

      1. At any time after the date hereof, IMX will, upon written request of IGI, use its best efforts (i) to prepare and file a Registration Statement relating to the Shares under the Securities Act of 1933, as amended, and (ii) to cause the Registration Statement to become effective. The obligations of IMX set forth in this Paragraph shall be subject to the customary terms and conditions concerning demand registration rights contained in a registration rights agreement.

      2. Upon the commercialization of IMX of its first product within one year from the date hereof, IGI will return to IMX 40,000 of the Shares. "Commercialization by IMX of its first product" shall mean, for purposes of this letter agreement, the actual sale of, and receipt by IMX of payment for, a product developed using Novasome(R) Technology and manufactured by IGI.

      3. On the first anniversary of the commercialization by IMX of its first product, IGI will transfer to IMX a specified number of Shares. The number of Shares to be so transferred is based on the aggregate amount then paid by IMX to IGI as follows:


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               Amount Paid           Shares to be Transferred
            -------------------------------------------------

                $1.00-300,000        No shares
            -------------------------------------------------
                  301-350,000        2,500 shares
            -------------------------------------------------
                  351-400,000        Additional 2,500
            -------------------------------------------------
                  401-450,000        Additional 3,750
            -------------------------------------------------
                  451-500,000        Additional 3,750
            -------------------------------------------------
                  501-550,000        Additional 3,750
            -------------------------------------------------
                  551-600,000        Additional 3,750
            -------------------------------------------------
                  601-650,000        Additional 3,750
            -------------------------------------------------
                  651-700,000        Additional 3,750
            -------------------------------------------------
                  701-750,000        Additional 3,750
            -------------------------------------------------
                  751-800,000        Additional 3,750
            -------------------------------------------------
                  801-850,000        Additional 3,750
            -------------------------------------------------
                  851-900,000        Additional 3,750
            -------------------------------------------------
                  901-950,000        Additional 3,750
            -------------------------------------------------
                951-1,000,000        Additional 3,750
            -------------------------------------------------
                    1,000,000+       Additional 10,000
            -------------------------------------------------

      4. On each of the second and third anniversaries of the commercialization by IMX of its first product, IGI will transfer to IMX a specified number of Shares. The number of Shares to be transferred is based on the portion paid since the last anniversary of the aggregate amount then paid by IMX to IGI, as set forth in Paragraph 3.

      5. After the third anniversary, any Shares then held by IGI shall be retained by IGI free of any obligation hereunder to return them to IMX.

      If this letter agreement correctly sets forth your understanding of the agreement between IMX and IGI, please execute both copies on behalf of IMX, keep one copy for your files and return one to me. Please call me if you have any questions.

Very truly yours,

IGI, Inc.                                       Accepted and Acknowledged


--------------------------------                --------------------------------
David O'Hara,                                   William Forster
Vice President                                  IMX Pharmaceuticals, Inc.
World Wide Business Development